Exhibit 1

AGREEMENT

Pursuant to Rule 13-d1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Common Stock of Memory Pharmaceuticals Corp.

Dated: February 14, 2005

OXFORD BIOSCIENCE PARTNERS II L.P.

By: OBP Management II L.P., its general partner

	By:	/s/ Jonathan J. Fleming
Jonathan J. Fleming
General Partner

OXFORD BIOSCIENCE PARTNERS (ADJUNCT) II L.P.

By: OBP Management II L.P., its general partner

	By:	/s/ Jonathan J. Fleming
Jonathan J. Fleming
General Partner

OXFORD BIOSCIENCE PARTNERS (GS - ADJUNCT) II L.P.

By: OBP Management II L.P., its general partner

	By:	/s/ Jonathan J. Fleming
Jonathan J. Fleming
General Partner

OXFORD BIOSCIENCE PARTNERS II (ANNEX) L.P.

By: OBP Management II L.P., its general partner

By:	/s/ Jonathan J. Fleming
Jonathan J. Fleming
General Partner

OBP MANAGEMENT II L.P.

By:	/s/ Jonathan J. Fleming
Jonathan J. Fleming
General Partner

OXFORD BIOSCIENCE PARTNERS (BERMUDA) II LIMITED PARTNERSHIP

By: OBP Management (Bermuda) II Limited Partnership, its general partner

By:	/s/ Jonathan J. Fleming
Jonathan J. Fleming
General Partner

OBP MANAGEMENT (BERMUDA) II LIMITED PARTNERSHIP

By:	/s/ Jonathan J. Fleming
Jonathan J. Fleming
General Partner

OBP MANAGEMENT (BERMUDA) II LTD.

By:	/s/ Jonathan J. Fleming
Jonathan J. Fleming
General Partner

*
Edmund M. Olivier

/s/ Cornelius T. Ryan
Cornelius T. Ryan

/s/ Alan G. Walton
Alan G. Walton

/s/ Jonathan J. Fleming
Jonathan J. Fleming

*By:	/s/ Raymond Charest
Raymond Charest as Attorney-in-Fact

This Schedule 13G was executed by Raymond Charest pursuant to Powers of Attorney, filed with the Securities and Exchange Commission on February 12, 1999, which Powers of Attorney are incorporated herein by reference and copies of which are attached hereto as Exhibit 2.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Raymond N. Charest, Jeffrey M. Held, and Amy B. Rensko, and any one of them acting singly, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, in any and all capacities (until revoked in writing) to sign any and all instruments, certificates and documents required to be executed on behalf of the undersigned as an individual or on behalf of the undersigned’s holding company, as the case may be, pursuant to sections 13 and 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the By-laws of the National Association of Securities Dealers, Inc. granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as the undersigned might or could do in person thereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof. Notwithstanding the foregoing, this Power of Attorney shall expire automatically upon the cessation of the undersigned’s reporting obligations pursuant to sections 13 and 16 of the Exchange Act or on the date that each attorney-in-fact is no longer employed in their current capacities.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 7th day of February, 1999.

OXFORD BIOSCIENCE PARTNERS L.P.

By: OBP Management L.P., its general partner

By:	/s/ Cornelius T. Ryan
Cornelius T. Ryan
General Partner

OXFORD BIOSCIENCE PARTNERS (BERMUDA) LIMITED PARTNERSHIP

By: OBP Management (Bermuda) Limited Partnership,
its general partner

By:	/s/ Cornelius T. Ryan
Cornelius T. Ryan
General Partner

OBP MANAGEMENT L.P.

By:	/s/ Cornelius T. Ryan
Cornelius T. Ryan
General Partner

OBP MANAGEMENT (BERMUDA) LTD.

By:	/s/ Edmund M. Olivier
Edmund M. Olivier
Director

OBP MANAGEMENT (BERMUDA) LIMITED PARTNERSHIP

By:	/s/ Cornelius T. Ryan
Cornelius T. Ryan
General Partner

OXFORD BIOSCIENCE PARTNERS (ADJUNCT), L.P.

By: OBP Management, L.P., its general partner

By:	/s/ Cornelius T. Ryan
Cornelius T. Ryan
General Partner

OXFORD BIOSCIENCE MANAGEMENT PARTNERS II

By:	/s/ Cornelius T. Ryan
Cornelius T. Ryan
General Partner

OXFORD BIOSCIENCE PARTNERS II L.P.

By: OBP Management II L.P., its general partner

By:	/s/ Jonathan J. Fleming
Jonathan J. Fleming
General Partner

OXFORD BIOSCIENCE PARTNERS (BERMUDA) II LIMITED PARTNERSHIP

By: OBP Management (Bermuda) II Limited Partnership, its
general partner

By:	/s/ Jonathan J. Fleming
Jonathan J. Fleming
General Partner

OBP MANAGEMENT II, L.P.

By:	/s/ Jonathan J. Fleming
Jonathan J. Fleming
General Partner

OBP MANAGEMENT (BERMUDA) II LIMITED PARTNERSHIP

By: OBP Management (Bermuda) II Ltd., its general partner

By:	/s/ Jonathan J. Fleming
Jonathan J. Fleming
Director

OXFORD BIOSCIENCE PARTNERS (ADJUNCT) II, L.P.

By: OBP Management II, L.P., its general partner

By:	/s/ Jonathan J. Fleming
Jonathan J. Fleming
General Partner

OBP MANAGEMENT (BERMUDA) II LTD.

By:	/s/ Jonathan J. Fleming
Jonathan J. Fleming
Director

OXFORD BIOSCIENCE PARTNERS (GS - ADJUNCT) II, L.P.

By: OBP Management II, L.P., its general partner

By:	/s/ Jonathan J. Fleming
Jonathan J. Fleming
General Partner

/s/	Cornelius T. Ryan
Cornelius T. Ryan

/s/	Alan G. Walton
Alan G. Walton

/s/	Edmund M. Olivier
Edmund M. Olivier

/s/	Jonathan J. Fleming
Jonathan J. Fleming